                                                                    EXHIBIT 24.2

                                POWER OF ATTORNEY

      Each of the undersigned does hereby appoint Celia A. Colbert and Kenneth
C. Frazier, and each of them severally, to be his or her true and lawful attorney or attorneys to execute on behalf of the undersigned (whether on behalf of Merck & Co., Inc., or as an officer or director thereof, or by attesting the seal of the Company, or otherwise) a Registration Statement in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Merck & Co., Inc. which may be purchased under the Merck & Co., Inc. 2004 Incentive Stock Plan (the "Plan") covered by this Registration Statement, including amendments thereto and all other documents in connection therewith.

         IN WITNESS WHEREOF, this instrument has been duly executed as of the 23rd day of September, 2003.

                                         MERCK & CO., INC.

                                    By:  /s/ Raymond V. Gilmartin
                                         ---------------------------------------
                                         Raymond V. Gilmartin
                                         Chairman of the Board, President
                                         & Chief Executive Officer
                                         (Principal Executive Officer; Director)


                                         /s/ Judy C. Lewent
                                         ---------------------------------------
                                         Judy C. Lewent
                                         Executive Vice President, Chief
                                         Financial Officer and President,
                                         Human Health Asia
                                         (Principal Financial Officer)


                                         /s/ Richard C. Henriques, Jr.
                                         ---------------------------------------
                                         Richard C. Henriques, Jr.
                                         Vice President, Controller
                                         (Principal Accounting Officer)
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                                    DIRECTORS

 /s/ Lawrence A. Bossidy
 ---------------------------                           -------------------------
 Lawrence A. Bossidy                                   Heidi G. Miller

 /s/ William G. Bowen                                  /s/ Thomas E. Shenk
 ---------------------------                           -------------------------
 William G. Bowen                                      Thomas E. Shenk

 /s/ Johnnetta B. Cole                                 /s/ Anne M. Tatlock
 ---------------------------                           -------------------------
 Johnnetta B. Cole                                     Anne M. Tatlock

 /s/ William M. Daley                                  /s/ Samuel O. Thier
 ---------------------------                           -------------------------
 William M. Daley                                      Samuel O. Thier

 /s/ William B. Harrison, Jr.                          /s/ Peter C. Wendell
 ---------------------------                           -------------------------
 William B. Harrison, Jr.                              Peter C. Wendell

 /s/ William N. Kelley
 ---------------------------
 William N. Kelley

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